                                                                 Exhibit 10.3(B)

                                                                  --------------
                                                                  EXECUTION COPY
                                                                  --------------


                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (the "Agreement"), dated January 30, 2007, is among Bank of America, National Association, a national banking association ("Assignor"), Banc of America Funding Corporation, a Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, not in its individual capacity, but solely as trustee of the Banc of America Funding 2007-1 Trust ("Assignee"), Wells Fargo Bank, N.A., a national banking association ("Wells Fargo Bank"), as servicer, and acknowledged by Wells Fargo Bank, N.A. as master servicer of the Banc of America Funding 2007-1 Trust.

     WHEREAS, pursuant to that certain Flow Servicing Rights Purchase and Sale Agreement, dated as of July 1, 2006 (the "Purchase Agreement"), by and between the Assignor and Wells Fargo Bank, the Assignor has sold, and Wells Fargo Bank has purchased, the servicing rights related to the mortgage loans listed on Exhibit A hereto (the "Mortgage Loans");

     WHEREAS, Wells Fargo Bank has agreed to service the Mortgage Loans in accordance with that certain Servicing Agreement, dated as of July 1, 2006 (the "Servicing Agreement"), by and between the Assignor and Wells Fargo Bank (attached hereto in Appendix I);

     WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

     WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

     WHEREAS, on the date hereof, Wells Fargo Bank, as master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator"), is entering into a Pooling and Servicing Agreement, dated the date hereof (the "Pooling Agreement"), among BAFC, the Master Servicer, the Securities Administrator and the Assignee, pursuant to which the Master Servicer shall supervise, monitor and oversee the servicing of the Mortgage Loans.

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to Assignee, all of the right, title and interest of the Assignor in, to and under the Servicing Agreement (other than the rights of the Assignor to indemnification thereunder).

     The Assignor specifically reserves and does not assign to BAFC or the Assignee any right, title and interest in, to or under any mortgage loan subject to the Servicing Agreement other than the Mortgage Loans.

     2. The Assignor warrants and represents to, and covenants with, BAFC and the Assignee that:

          a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

          b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to Wells Fargo Bank with respect to the Purchase Agreement, the Servicing Agreement or the Mortgage Loans;

          c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase Agreement, the Servicing Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Servicing Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Purchase Agreement, the Servicing Agreement or the Mortgage Loans; and

          d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "33 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto.

     3. From and after the date hereof, Wells Fargo Bank shall note the transfer of the Mortgage Loans to the Assignee in its books and records, and Wells Fargo Bank shall recognize the Assignee as the owner of the Mortgage Loans. Notwithstanding anything to the contrary contained in Section 9.01 of the Servicing Agreement, Wells Fargo Bank shall service the Mortgage Loans pursuant to the Servicing Agreement as modified by Section 6 of this Agreement, for the benefit of the Assignee. Wells Fargo Bank acknowledges that a REMIC election will be made with respect to the Mortgage Loans and that the Master Servicer, pursuant to the Pooling Agreement, will administer on behalf of the Assignee the terms and conditions of the Servicing Agreement.

     4. Wells Fargo Bank hereby represents and warrants to each of the other parties hereto (i) that the representations and warranties of Wells Fargo Bank in Section 3.01 of the Servicing Agreement are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof, (ii) that it has serviced the

Mortgage  Loans in  accordance  with the terms of the Servicing  Agreement,  and
(iii) that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans.


     5. In accordance with Sections 2.03 and 9.01 of the Servicing Agreement, the Assignor hereby instructs Wells Fargo Bank, and Wells Fargo Bank hereby agrees, to release from its custody and deliver the Mortgage File (as defined in the Servicing Agreement) for each Mortgage Loan to the Assignee, or a custodian on its behalf under the Pooling Agreement, at the address set forth in Section 7 herein on or before the date hereof.

     6. Wells Fargo Bank, BAFC and the Assignee hereby agree to the following modifications to the Servicing Agreement:

     a. Article I. Article I is hereby modified by deleting the definition of "Principal Prepayment Period" and replacing it with the following:

          "The  calendar  month   preceding  the  month  in  which  the  related
          Remittance Date occurs."

     b.   Section 4.03. Section 4.03 is hereby modified to read as follows:

          "Continuously from the respective Cut-off Date until the principal and interest on all Mortgage Loans are paid in full or the Mortgage Loans have been fully liquidated (with respect to Mortgage Loans that remain subject to this Agreement pursuant to Section 9.01 herein), in accordance with this Agreement and Accepted Servicing Practices, the Servicer shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loan and the Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable."

     c. Section 5.01. Section 5.01 is hereby modified by deleting "the second Business Day following" from the first sentence of the second paragraph.

     d.   Section 5.02. Section 5.02 is hereby modified to read as follows:

          "Not later than the tenth (10th) calendar day of each month, the Servicer shall furnish to the Owner (or any master servicer) a delinquency report in the form set forth in Exhibit D-1, a monthly remittance advice in the form set forth in Exhibit D-2, and a realized loss report in the form set forth in Exhibit D-3, each in a mutually agreeable electronic format, as to the remittance on such Remittance
          Date and as to the period ending on the last day of the month preceding such Remittance Date. The information required by Exhibit D-1 is limited to that which is readily available to the Servicer and is mutually agreed to by the Servicer and the Owner (or any master servicer)."

               The exhibits referenced in this Section 6 are attached to this Agreement as Exhibit B hereto.

          e. Section 6.04. Section 6.04 is hereby modified by deleting the references to "the Owner or any Master Servicer and Depositor" and replacing them with "the Master Servicer and the Master Servicer shall deliver to the Depositor."

          f.   Section 6.06. Section 6.06 is hereby modified by:


               (1) deleting the references to "the Owner, any Master Servicer and any Depositor" and replacing them with "the Master Servicer and the Master Servicer shall deliver to the Depositor"; and


               (2) inserting the following at the end of the fifth full paragraph therein:


               "Neither the Owner nor any Depositor or Master Servicer will request delivery of a certification under clause (d) above unless a Depositor or Master Servicer is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes the Mortgage Loans."


          g.   Section 9.01. Section 9.01 is hereby modified by:


               (1) modifying Section 9.01(g)(iii) to read as follows:


               "In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten (10) days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Servicer or any Subservicer, the Servicer or such Subservicer, as applicable, shall, to the extent the Servicer or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):


                    (A) any  material  modifications,  extensions  or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);


                    (B)  material  breaches  of pool  asset  representations  or
               warranties  or  transaction   covenants   (Item   1121(a)(12)  of
               Regulation AB); and

                    (C) information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).


               (iv) The Servicer shall provide to the Master Servicer and the Master Servicer shall deliver to the Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Servicer or any Subservicer or the Servicer or such Subservicer's performance hereunder."; and


               (2) modifying Section 9.01(k) by deleting the word "Investor" and replacing it with "party designated by the Owner"


          h.   Section 10.01. Section 10.01 is hereby modified by:


               (1) replacing the word "sixty (60)" with "thirty (30)" in Section 10.01(b) and inserting the following thereafter:


               "(or, in the case of any failure by the Servicer to perform its obligations under Section 6.04 or Section 6.06, ten (10))"; and


               (2) replacing the word "fifteen (15)" with "ten (10)" in Section 10.01(j).


          7.  The   Assignee's   address   for   purposes  of  all  notices  and
     correspondence related to the Mortgage Loans and the Purchase Agreement and Servicing Agreement is:


                    U.S. Bank National  Association
                    209 S. LaSalle Street, Suite 300
                    Chicago,  Illinois 60604
                    Attention:  Structured  FinanceTrust Services, BAFC 2007-1

          BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

                       Banc of America Funding Corporation
                       214 North Tryon Street
                       Charlotte, North Carolina 28255
                       Attention: General Counsel and Chief Financial Officer

          The Master Servicer's address for purposes of all notices and correspondence related to the Mortgage Loans is:


                             Wells Fargo Bank, N.A.
                             9062 Old Annapolis Road
                             Columbia, Maryland 21045
                             Attention: Client Manager - BAFC 2007-1


          8. Wells Fargo Bank shall remit all funds pursuant to the following wire instructions:

                             WELLS FARGO BANK, N.A.
                             ABA# 121000248
                             FOR CREDIT TO: SAS CLEARING, ACCT: 3970771416 FFC TO: BAFC 2007-1 #50978800

          9. Wells Fargo Bank hereby acknowledges that Wells Fargo Bank, N.A. has been appointed as the Master Servicer of the Mortgage Loans pursuant to the Pooling Agreement, and therefore has the right to enforce all obligations of Wells Fargo Bank, as they relate to the Mortgage Loans, under the Servicing Agreement. Such right will include, without limitation, the right to exercise any and all rights of the Assignor (but not the obligations) under the Servicing Agreement to monitor and enforce the obligations of Wells Fargo Bank thereunder, the right to receive all remittances required to be made by Wells Fargo Bank under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by Wells Fargo Bank under the Servicing Agreement, the right to examine the books and records of Wells Fargo Bank, as servicer, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by Wells Fargo Bank, as servicer.

          10. Notwithstanding any provision of the Servicing Agreement to the contrary, and solely with respect to the Mortgage Loans, any Prepayment Penalties collected by Wells Fargo Bank shall be remitted to the Master Servicer.

          11. It is expressly  understood  and agreed by the parties hereto that
     (i) this Agreement is executed and delivered by U.S. Bank National Association not individually or personally but solely as trustee on behalf of the Trust, in the exercise of the powers and authority conferred and vested in it under the terms of the Pooling and Servicing Agreement, and
     (ii) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust (including, without limitation, any fees, expenses or indemnities payable under the Purchase and Servicing Agreements), or be liable for the breach or failure of any obligation, representation, warranty or covenant of the Trust under this Agreement or any other related documents, as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the Pooling and Servicing Agreement.

                               [Signatures Follow]

          IN  WITNESS   WHEREOF,   the  parties  have  caused  this  Assignment,
     Assumption  and  Recognition   Agreement  to  be  executed  by  their  duly
     authorized officers as of the date first above written.


                    Bank of America, National Association, as Assignor


                    By: /s/ Bruce W. Good
                        ------------------
                        Name:    Bruce W. Good
                        Title:   Principal


                    U.S. Bank National Association, as Assignee


                    By: /s/ Melissa A. Rosal
                        ----------------------
                        Name:    Melissa A. Rosal
                        Title:   Vice President


                    Banc of America Funding Corporation


                    By: /s/ Scott Evans
                        ----------------
                        Name:    Scott Evans
                        Title: Senior Vice President


                    Wells Fargo Bank, N.A., as servicer


                    By: /s/ Laurie McGoogan
                        -------------------------
                        Name:  Laurie McGoogan
                        Title: Vice President


Acknowledged and Agreed as
of the date first written above:



Wells Fargo Bank, N.A., as Master Servicer


By: /s/ Raymond Delli Colli
    ------------------------
    Name:  Raymond Delli Colli
    Title: Vice President

       [Assignment, Assumption and Recognition Agreement for BAFC2007-1]

                                    EXHIBIT A

                           Schedule of Mortgage Loans

  [Please see the Free Writing Prospectus filed and accepted by the Securities and Exchange Commission on January 31, 2007, with a filing date of January 31, 2007 and accession number 0001379402-07-000010.]

                                    EXHIBIT B

            Exhibit D-1 Standard File Layout - Delinquency Reporting



*The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer



Column/Header Name                                                     Description                          Decimal   Format Comment
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

SERVICER_LOAN_NBR                             A unique number assigned to a loan by the Servicer.  This
                                              may be different than the LOAN_NBR
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

LOAN_NBR A unique identifier assigned to each loan by the originator.
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

CLIENT_NBR                                    Servicer Client Number
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

SERV_INVESTOR_NBR                             Contains a unique number as
                                              assigned by an external servicer
                                              to identify a group of loans in
                                              their system.
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

BORROWER_FIRST_NAME                           First Name of the Borrower.
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

BORROWER_LAST_NAME                            Last name of the borrower.
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

PROP_ADDRESS                                  Street Name and Number of Property
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

PROP_STATE                                    The state where the  property located.
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

PROP_ZIP                                      Zip code where the property is located.
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

BORR_NEXT_PAY_DUE_DATE                        The date that the borrower's next
                                              payment is due to the MM/DD/YYYY
                                              servicer at the end of processing
                                              cycle, as reported by Servicer.
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

LOAN_TYPE                                     Loan Type (i.e. FHA, VA, Conv)
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

BANKRUPTCY_FILED_DATE                         The date a particular bankruptcy claim was filed.                          MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

BANKRUPTCY_CHAPTER_CODE The chapter under which the bankruptcy was filed.
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

BANKRUPTCY_CASE_NBR                           The case number assigned by the court to the bankruptcy
                                              filing.
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

POST_PETITION_DUE_DATE                        The payment due date once the bankruptcy has been approved                 MM/DD/YYYY
                                              by the courts
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

BANKRUPTCY_DCHRG_DISM_DATE                    The Date The Loan Is Removed From Bankruptcy. Either by                    MM/DD/YYYY
                                              Dismissal, Discharged and/or a Motion For Relief Was
                                              Granted.
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

LOSS_MIT_APPR_DATE                            The Date The Loss Mitigation Was Approved By The Servicer                  MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

LOSS_MIT_TYPE                                 The Type Of Loss Mitigation Approved For A Loan Such As;
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

LOSS_MIT_EST_COMP_DATE                        The Date The Loss Mitigation /Plan Is Scheduled To End/Close               MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

LOSS_MIT_ACT_COMP_DATE                        The Date The Loss Mitigation Is Actually Completed                         MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

FRCLSR_APPROVED_DATE                          The date DA Admin sends a letter
                                              to the servicer with MM/DD/YYYY
                                              instructions to begin foreclosure
                                              proceedings.
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

ATTORNEY_REFERRAL_DATE                        Date File Was Referred To Attorney to Pursue Foreclosure                   MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

FIRST_LEGAL_DATE                              Notice of 1st legal filed by an Attorney in a Foreclosure                  MM/DD/YYYY
                                              Action
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

FRCLSR_SALE_EXPECTED_DATE                     The date by which a foreclosure sale is expected to occur.                 MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

FRCLSR_SALE_DATE                              The actual date of the foreclosure sale.                                   MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

FRCLSR_SALE_AMT                               The amount a property sold for at the foreclosure sale.            2      No commas(,)
                                                                                                                        or dollar
                                                                                                                        signs ($)
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

EVICTION_START_DATE                           The date the servicer initiates eviction of the borrower.                  MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
                                      B-1



EVICTION_COMPLETED_DATE                       The date the court revokes legal
                                              possession of the property
                                              MM/DD/YYYY from the borrower.
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

LIST_PRICE                                    The price at which an REO property is marketed.                    2      No commas(,)
                                                                                                                        or dollar
                                                                                                                        signs ($)
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

LIST_DATE                                     The date an REO property is listed at a particular price.                  MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

OFFER_AMT                                     The dollar value of an offer for an REO property.                  2      No commas(,)
                                                                                                                        or dollar
                                                                                                                        signs ($)
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

OFFER_DATE_TIME                               The date an offer is received by DA Admin or by the Servicer.              MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

REO_CLOSING_DATE                              The date the REO sale of the property is scheduled to close.               MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

REO_ACTUAL_CLOSING_DATE                       Actual Date Of REO Sale                                                    MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

OCCUPANT_CODE                                 Classification of how the property is occupied.
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

PROP_CONDITION_CODE A code that indicates the condition of the property.
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

PROP_INSPECTION_DATE                          The date a  property inspection is performed.                              MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

APPRAISAL_DATE                                The date the appraisal was done.                                           MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

CURR_PROP_VAL                                  The current "as is" value of the property based on brokers        2
                                              price opinion or appraisal.
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

REPAIRED_PROP_VAL                             The amount the property would be worth if repairs are              2
                                              completed pursuant to a broker's price opinion or appraisal.
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

If applicable:
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

DELINQ_STATUS_CODE                            FNMA Code Describing Status of Loan
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

DELINQ_REASON_CODE                            The circumstances which caused a
                                              borrower to stop paying on a loan.
                                              Code indicates the reason why the
                                              loan is in default for this cycle.
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

MI_CLAIM_FILED_DATE                           Date Mortgage Insurance Claim Was Filed With Mortgage                      MM/DD/YYYY
                                              Insurance Company.
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

MI_CLAIM_AMT                                  Amount of Mortgage Insurance Claim Filed                                  No commas(,)
                                                                                                                        or dollar
                                                                                                                        signs ($)
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

MI_CLAIM_PAID_DATE                            Date Mortgage Insurance Company Disbursed Claim Payment                    MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

MI_CLAIM_AMT_PAID                             Amount Mortgage Insurance Company Paid On Claim                    2      No commas(,)
                                                                                                                        or dollar
                                                                                                                         signs ($)
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

POOL_CLAIM_FILED_DATE                         Date Claim Was Filed With Pool Insurance Company                           MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

POOL_CLAIM_AMT                                Amount of Claim Filed With Pool Insurance Company                  2      No commas(,)
                                                                                                                        or dollar
                                                                                                                        signs ($)
--------------------------------------------- -------------------------------------------------------------- -------- -- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

POOL_CLAIM_PAID_DATE                          Date Claim Was Settled and The Check Was Issued By The Pool                MM/DD/YYYY
                                              Insurer
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

POOL_CLAIM_AMT_PAID                           Amount Paid On Claim By Pool Insurance Company                     2      No commas(,)
                                                                                                                        or dollar
                                                                                                                        signs ($)
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

                                      B-2



FHA_PART_A_CLAIM_FILED_DATE                    Date FHA Part A Claim Was Filed With HUD                                  MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------



FHA_PART_A_CLAIM_AMT                           Amount of FHA Part A Claim Filed                                  2      No commas(,)
                                                                                                                        or dollar
                                                                                                                        signs ($)
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

FHA_PART_A_CLAIM_PAID_DATE                     Date HUD Disbursed Part A Claim Payment                                   MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

FHA_PART_A_CLAIM_PAID_AMT                      Amount HUD Paid on Part A Claim                                   2      No commas(,)
                                                                                                                        or dollar
                                                                                                                        signs ($)
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

FHA_PART_B_CLAIM_FILED_DATE                     Date FHA Part B Claim Was Filed With HUD                                 MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

FHA_PART_B_CLAIM_AMT                            Amount of FHA Part B Claim Filed                                 2      No commas(,)
                                                                                                                        or dollar
                                                                                                                        signs ($)
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

FHA_PART_B_CLAIM_PAID_DATE                       Date HUD Disbursed Part B Claim Payment                                 MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

FHA_PART_B_CLAIM_PAID_AMT                      Amount HUD Paid on Part B Claim                                   2      No commas(,)
                                                                                                                        or dollar
                                                                                                                        signs ($)
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

VA_CLAIM_FILED_DATE                            Date VA Claim Was Filed With the Veterans Admin                           MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

VA_CLAIM_PAID_DATE                             Date Veterans Admin. Disbursed VA Claim Payment                           MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

VA_CLAIM_PAID_AMT                              Amount Veterans Admin. Paid on VA Claim                           2      No commas(,)
                                                                                                                        or dollar
                                                                                                                        signs ($)
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

MOTION_FOR_RELIEF_DATE                        The date the Motion for Relief was filed                               10  MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

FRCLSR_BID_AMT                                The foreclosure sale bid amount                                           No commas(,)
                                                                                                                        or dollar
                                                                                                                    11  signs ($)
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

FRCLSR_SALE_TYPE                              The foreclosure sales results: REO, Third Party, Conveyance to HUD/VA
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

REO_PROCEEDS                                  The net proceeds from the sale of the REO property.                       No commas(,)
                                                                                                                        or dollar
                                                                                                                        signs ($)
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

BPO_DATE                                      The date the BPO was done.
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

CURRENT_BPO_VAL                               The current "as is" value of th property based on a brokers price opinion.
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

REPAIRED_BPO_PROP_VAL                         The amount the property would be
                                              worth if repairs are completed
                                              pursuant to a broker's price
                                              opinion.
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

CURR_APP_VAL                                   The current "as is" value of the property based on an                    No commas(,)
                                              appraisal.                                                                or dollar
                                                                                                                    11  signs ($)
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

CURRENT_FICO                                  The current FICO score
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

HAZARD_CLAIM_FILED_DATE                       The date the Hazard Claim was filed with the Hazard                        MM/DD/YYYY
                                              Insurance Company.                                                     10
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
---------------------------------------------

HAZARD_CLAIM_AMT                              The amount of the Hazard Insurance Claim filed.                           No commas(,)
                                                                                                                        or dollar
                                                                                                                    11  signs ($)
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
---------------------------------------------

HAZARD_CLAIM_PAID_DATE                        The date the Hazard Insurance Company disbursed the claim                  MM/DD/YYYY
                                              payment.                                                               10
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
---------------------------------------------

HAZARD_CLAIM_PAID_AMT                         The amount the Hazard Insurance Company paid on the claim.                No commas(,)
                                                                                                                        or dollar
                                                                                                                    11  signs ($)
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

POOL_CLAIM_FILED_DATE                         The date the claim was filed with the Pool Insurance Company.          10  MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
---------------------------------------------

POOL_CLAIM_AMT                                The amount of the claim filed with the Pool Insurance                     No commas(,)
                                              Company.                                                                  or dollar
                                                                                                                    11  signs ($)
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
---------------------------------------------

POOL_CLAIM_PAID_DATE                          The date the claim was settled and the check was issued by                 MM/DD/YYYY
                                              the Pool Insurer.                                                      10
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
---------------------------------------------

POOL_CLAIM_AMT_PAID                           The amount paid on the claim by the Pool Insurance Company.               No commas(,)
                                                                                                                        or dollar
                                                                                                                    11  signs ($)
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

                                      B-3



FORECLOSURE_FLAG                              Y or N                                                                     Text
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
---------------------------------------------

BANKRUPTCY_FLAG                               Y or N                                                                     Text
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
---------------------------------------------

NOD_DATE                                                                                                                 MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
---------------------------------------------

MI_CLAIM_DATE                                 Date Mortgage Insurance is filed                                           MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
---------------------------------------------

NOI_DATE                                                                                                                 MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
---------------------------------------------

ACTUAL_PAYMENT_PLAN_START_DATE                                                                                           MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
---------------------------------------------

ACTUAL_PAYMENT_ PLAN_END_DATE
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
---------------------------------------------

LIST_DATE                                                                                                                MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
---------------------------------------------

VACANCY/OCCUPANCY_STATUS                      The Occupancy status of the defaulted loan's collateral                    Text
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
---------------------------------------------

ACTUAL_REO_START_DATE                                                                                                    MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
---------------------------------------------

SALES_PRICE                                                                                                              Number
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
---------------------------------------------

UPB_LIQUIDATION                               Outstanding Pricipal Balance of the loan upon Liquidation                  Number
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
---------------------------------------------

REALIZED_LOSS/GAIN                            As defined in the Servicing Agreement                                      Number
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
---------------------------------------------

LIQUIDATION_PROCEEDS                                                                                                     Number
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
---------------------------------------------

PREPAYMENT_CHARGES_COLLECTED                  The amount of Prepayment Charges received                                  Number
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
---------------------------------------------

PREPAYMENT_CALCULATION                        The formula behind the prepayment charge                                   Text
--------------------------------------------- -------------------------------------------------------------- ----------- -----------
---------------------------------------------

PAYOFF_DATE                                   The date on which the loan was paid off                                    MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- ----------- -----------

                                      B-4


Exhibit D-1: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

     o    ASUM-  Approved  Assumption

     o    BAP- Borrower  Assistance Program

     o    CO- Charge Off

     o    DIL-  Deed-in-Lieu

     o    FFA-  Formal  Forbearance  Agreement

     o    MOD-  Loan  Modification

     o    PRE-  Pre-Sale

     o    SS-  Short  Sale

     o    MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

     o    Mortgagor

     o    Tenant

     o    Unknown

     o    Vacant

The Property Condition field should show the last reported condition of the property as follows:

     o    Damaged

     o    Excellent

     o    Fair

     o    Gone

     o    Good

     o    Poor

     o    Special Hazard

     o    Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:



                      ------------------------ ---------------------------------------------------------
                      Delinquency Code         Delinquency Description
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      001                      FNMA-Death of principal mortgagor
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      002                      FNMA-Illness of principal mortgagor
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      003                      FNMA-Illness of mortgagor's family member
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      004                      FNMA-Death of mortgagor's family member
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      005                      FNMA-Marital difficulties
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      006                      FNMA-Curtailment of income
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      007                      FNMA-Excessive Obligation
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      008                      FNMA-Abandonment of property
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      009                      FNMA-Distant employee transfer
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      011                      FNMA-Property problem
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      012                      FNMA-Inability to sell property
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      013                      FNMA-Inability to rent property
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      014                      FNMA-Military Service
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      015                      FNMA-Other
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      016                      FNMA-Unemployment
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      017                      FNMA-Business failure
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      019                      FNMA-Casualty loss
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      022                      FNMA-Energy environment costs
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      023                      FNMA-Servicing problems
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      026                      FNMA-Payment adjustment
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      027                      FNMA-Payment dispute
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      029                      FNMA-Transfer of ownership pending
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      030                      FNMA-Fraud
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      031                      FNMA-Unable to contact borrower
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      INC                      FNMA-Incarceration
                      ------------------------ ---------------------------------------------------------



The FNMA Delinquent Status Code field should show the Status of Default as follows:



                      ------------------------ -------------------------------------------------------
                            Status Code        Status Description
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                09             Forbearance
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                17             Pre-foreclosure Sale Closing Plan Accepted
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                24             Government Seizure
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                26             Refinance
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                27             Assumption
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                28             Modification
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                29             Charge-Off
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                30             Third Party Sale
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                31             Probate
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                32             Military Indulgence
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                43             Foreclosure Started
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                44             Deed-in-Lieu Started
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                49             Assignment Completed
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                61             Second Lien Considerations
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                62             Veteran's Affairs-No Bid
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                63             Veteran's Affairs-Refund
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                64             Veteran's Affairs-Buydown
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                65             Chapter 7 Bankruptcy
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                66             Chapter 11 Bankruptcy
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                67             Chapter 13 Bankruptcy
                      ------------------------ -------------------------------------------------------


            Exhibit D-2: Standard File Layout - Scheduled/Scheduled


----------------------------------------------------------------------------------------------------------------------

Column Name                  Description                               Decimal Format Comment                 Max
                                                                                                              Size
----------------------------------------------------------------------------------------------------------------------

SER_INVESTOR_NBR             A value assigned by the Servicer to               Text up to 10 digits                20
                             define a group of loans.
----------------------------------------------------------------------------------------------------------------------

LOAN_NBR                     A unique identifier assigned to each loan         Text up to 10 digits                10
                             by the investor.
----------------------------------------------------------------------------------------------------------------------

SERVICER_LOAN_NBR            A unique number assigned to a loan by the         Text up to 10 digits                10
                             Servicer. This may be different than the LOAN_NBR.
----------------------------------------------------------------------------------------------------------------------

BORROWER_NAME                The borrower name as received in the              Maximum length of 30 (Last,         30
                             file.  It is not separated by first and           First)
                             last name.
----------------------------------------------------------------------------------------------------------------------

SCHED_PAY_AMT                Scheduled monthly principal and scheduled    2    No commas(,) or dollar signs        11
                             interest payment that a borrower is               ($)
                             expected to pay, P&I constant.
----------------------------------------------------------------------------------------------------------------------

NOTE_INT_RATE                The loan interest rate as reported by the    4    Max length of 6                      6
                             Servicer.
----------------------------------------------------------------------------------------------------------------------

NET_INT_RATE                 The loan gross interest rate less the        4    Max length of 6                      6
                             service fee rate as reported by the
                             Servicer.
----------------------------------------------------------------------------------------------------------------------

SERV_FEE_RATE                The servicer's fee rate for a loan as        4    Max length of 6                      6
                             reported by the Servicer.
----------------------------------------------------------------------------------------------------------------------

SERV_FEE_AMT                 The servicer's fee amount for a loan as      2    No commas(,) or dollar signs        11
                             reported by the Servicer.                         ($)
----------------------------------------------------------------------------------------------------------------------

NEW_PAY_AMT                  The new loan payment amount as reported      2    No commas(,) or dollar signs        11
                             by the Servicer.                                  ($)
----------------------------------------------------------------------------------------------------------------------

NEW_LOAN_RATE                The new loan rate as reported by the         4    Max length of 6                      6
                             Servicer.
----------------------------------------------------------------------------------------------------------------------

ARM_INDEX_RATE               The index the Servicer is using to           4    Max length of 6                      6
                             calculate a forecasted rate.
----------------------------------------------------------------------------------------------------------------------

ACTL_BEG_PRIN_BAL            The borrower's actual principal balance      2    No commas(,) or dollar signs        11
                             at the beginning of the processing cycle.         ($)
----------------------------------------------------------------------------------------------------------------------

ACTL_END_PRIN_BAL            The borrower's actual principal balance      2    No commas(,) or dollar signs        11
                             at the end of the processing cycle.               ($)
----------------------------------------------------------------------------------------------------------------------

BORR_NEXT_PAY_DUE_DATE       The date at the end of processing cycle           MM/DD/YYYY                          10
                             that the borrower's next payment is due
                             to the Servicer, as reported by Servicer.
----------------------------------------------------------------------------------------------------------------------

SERV_CURT_AMT_1              The first curtailment amount to be           2    No commas(,) or dollar signs        11
                             applied.                                          ($)
----------------------------------------------------------------------------------------------------------------------

SERV_CURT_DATE_1             The curtailment date associated with the          MM/DD/YYYY                          10
                             first curtailment amount.
----------------------------------------------------------------------------------------------------------------------

CURT_ADJ_ AMT_1              The curtailment interest on the first        2    No commas(,) or dollar signs        11
                             curtailment amount, if applicable.                ($)
----------------------------------------------------------------------------------------------------------------------

SERV_CURT_AMT_2              The second curtailment amount to be          2    No commas(,) or dollar signs        11
                             applied.                                          ($)
----------------------------------------------------------------------------------------------------------------------

SERV_CURT_DATE_2             The curtailment date associated with the          MM/DD/YYYY                          10
                             second curtailment amount.
----------------------------------------------------------------------------------------------------------------------

CURT_ADJ_ AMT_2              The curtailment interest on the second       2    No commas(,) or dollar signs        11
                             curtailment amount, if applicable.                ($)
----------------------------------------------------------------------------------------------------------------------

SERV_CURT_AMT_3              The third curtailment amount to be           2    No commas(,) or dollar signs        11
                             applied.                                          ($)
----------------------------------------------------------------------------------------------------------------------

B-8


----------------------------------------------------------------------------------------------------------------------

SERV_CURT_DATE_3             The curtailment date associated with the          MM/DD/YYYY                          10
                             third curtailment amount.
----------------------------------------------------------------------------------------------------------------------

CURT_ADJ_AMT_3               The curtailment interest on the third        2    No commas(,) or dollar signs        11
                             curtailment amount, if applicable.                ($)
----------------------------------------------------------------------------------------------------------------------

PIF_AMT                      The loan "paid in full" amount as            2    No commas(,) or dollar signs        11
                             reported by the Servicer.                         ($)
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

PIF_DATE                     The paid in full date as reported by the          MM/DD/YYYY                          10
                             Servicer.
----------------------------------------------------------------------------------------------------------------------

                                                                               Action Code Key:                     2
                                                                               15=Bankruptcy, 30=Foreclosure,
                                                                               , 60=PIF, 63=Substitution,
                                                                               65=Repurchase,70=REO
                                                                       -----------------------------------------------

ACTION_CODE                  The standard FNMA numeric code used to indicate the
                             default/delinquent status of a particular loan.
----------------------------------------------------------------------------------------------------------------------

INT_ADJ_AMT                  The amount of the interest adjustment as     2    No commas(,) or dollar signs        11
                             reported by the Servicer.                         ($)
----------------------------------------------------------------------------------------------------------------------

SOLDIER_SAILOR_ADJ_AMT       The Soldier and Sailor Adjustment amount,    2    No commas(,) or dollar signs        11
                             if applicable.                                    ($)
----------------------------------------------------------------------------------------------------------------------

NON_ADV_LOAN_AMT             The Non Recoverable Loan Amount, if          2    No commas(,) or dollar signs        11
                             applicable.                                       ($)
----------------------------------------------------------------------------------------------------------------------

LOAN_LOSS_AMT                The amount the Servicer is passing as a      2    No commas(,) or dollar signs        11
                             loss, if applicable.                              ($)
----------------------------------------------------------------------------------------------------------------------

SCHED_BEG_PRIN_BAL           The scheduled outstanding principal          2    No commas(,) or dollar signs        11
                             amount due at the beginning of the cycle          ($)
                             date to be passed through to investors.
----------------------------------------------------------------------------------------------------------------------

SCHED_END_PRIN_BAL           The scheduled principal balance due to       2    No commas(,) or dollar signs        11
                             investors at the end of a processing              ($)
                             cycle.
----------------------------------------------------------------------------------------------------------------------

SCHED_PRIN_AMT               The scheduled principal amount as            2    No commas(,) or dollar signs        11
                             reported by the Servicer for the current          ($)
                             cycle -- only applicable for
                             Scheduled/Scheduled Loans.
----------------------------------------------------------------------------------------------------------------------

SCHED_NET_INT                The scheduled gross interest amount less     2    No commas(,) or dollar signs        11
                             the service fee amount for the current            ($)
                             cycle as reported by the Servicer -- only
                             applicable for Scheduled/Scheduled Loans.
----------------------------------------------------------------------------------------------------------------------

ACTL_PRIN_AMT                The actual principal amount collected by     2    No commas(,) or dollar signs        11
                             the Servicer for the current reporting            ($)
                             cycle -- only applicable for
                             Actual/Actual Loans.
----------------------------------------------------------------------------------------------------------------------

ACTL_NET_INT                 The actual gross interest amount less the    2    No commas(,) or dollar signs        11
                             service fee amount for the current                ($)
                             reporting cycle as reported by the
                             Servicer -- only applicable for
                             Actual/Actual Loans.
----------------------------------------------------------------------------------------------------------------------

PREPAY_PENALTY_ AMT          The penalty amount received when a           2    No commas(,) or dollar signs        11
                             borrower prepays on his loan as reported          ($)
                             by the Servicer.
----------------------------------------------------------------------------------------------------------------------

PREPAY_PENALTY_ WAIVED       The prepayment penalty amount for the        2    No commas(,) or dollar signs        11
                             loan waived by the servicer.                      ($)
----------------------------------------------------------------------------------------------------------------------

MOD_DATE                     The Effective Payment Date of the                 MM/DD/YYYY                          10
                             Modification for the loan.
----------------------------------------------------------------------------------------------------------------------

MOD_TYPE                     The Modification Type.                            Varchar - value can be alpha        30
                                                                               or numeric
----------------------------------------------------------------------------------------------------------------------

DELINQ_P&I_ADVANCE_AMT       The current outstanding principal and        2    No commas(,) or dollar signs        11
                             interest advances made by Servicer.               ($)
----------------------------------------------------------------------------------------------------------------------


   Exhibit D-3: Calculation of Realized Loss/Gain Form 332- Instruction Sheet


     NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

     The numbers on the 332 form correspond with the numbers listed below.

     Liquidation  and  Acquisition  Expenses:

     1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.


     4-12. Complete  as  applicable.  Required  documentation:

               * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

               * For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)

               * Other expenses - copies of corporate advance history showing all payments

               * REO repairs > $1500 require  explanation

               * REO repairs >$3000 require evidence of at least 2 bids.

               * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Servicing Officer certification

               * Unusual   or   extraordinary   items   may   require   further
          documentation.

     13.  The total of lines 1 through 12.

          Credits:
          14-21. Complete as applicable.  Required documentation:

               * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.


               * Copy of EOB for any MI or gov't  guarantee

               * All other  credits  need to be clearly  defined on the 332 form


     22.  The total of lines 14 through 21.

          Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

          Total Realized Loss (or Amount of Any Gain)

          23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

             Exhibit 3A: Calculation of Realized Loss/Gain Form 332



Prepared by:  __________________                     Date:  _______________
Phone:  ______________________   Email Address:_____________________




----------------------------------    --------------------------------------    --------------------------------------------
Servicer Loan No.                     Servicer Name                             Servicer Address


----------------------------------    --------------------------------------    --------------------------------------------



          WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's    Name:    _________________________________________________________
Property Address: _________________________________________________________

Liquidation Type: REO Sale 3rd Party Sale Short Sale Charge Off

Was this loan  granted a  Bankruptcy  deficiency  or  cramdown  Yes No
If "Yes", provide deficiency or cramdown amount _______________________________



         Liquidation and Acquisition Expenses:
         (1)  Actual Unpaid Principal Balance of Mortgage Loan         $ ______________ (1)
         (2)  Interest accrued at Net Rate                               ______________ (2)
         (3)  Accrued Servicing Fees                                     ______________ (3)
         (4)  Attorney's Fees                                            ______________ (4)
         (5)  Taxes (see page 2)                                         ______________ (5)
         (6)  Property Maintenance                                       ______________ (6)
         (7)  MI/Hazard Insurance Premiums (see page 2)                  ______________ (7)
         (8)  Utility Expenses                                           ______________ (8)
         (9)  Appraisal/BPO                                              ______________ (9)
         (10) Property Inspections                                       ______________ (10)
         (11) FC Costs/Other Legal Expenses                              ______________ (11)
         (12) Other (itemize)                                            ______________ (12)


                                      B-12


              Cash for Keys__________________________                    ______________ (12)
              HOA/Condo Fees_______________________                      ______________ (12)
                  ______________________________________                 ______________ (12)

                  Total Expenses                                        $ _____________ (13)

         Credits:
         (14) Escrow Balance                                            $ _____________ (14)
         (15) HIP Refund                                                  _____________ (15)
         (16) Rental Receipts                                             _____________ (16)
         (17) Hazard Loss Proceeds                                        _____________ (17)
         (18) Primary Mortgage Insurance / Gov't Insurance                _____________ (18a) HUD Part A
                                                                          _____________ (18b) HUD Part B
         (19) Pool Insurance Proceeds                                     _____________ (19)
         (20) Proceeds from Sale of Acquired Property                     _____________ (20)
         (21) Other (itemize)                                             _____________ (21)
              _________________________________________                   _____________ (21)

              Total Credits                                             $ _____________ (22)

         Total Realized Loss (or Amount of Gain)                        $ _____________ (23)



Escrow Disbursement Detail




---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

     Type         Date Paid       Period of      Total Paid    Base Amount       Penalties       Interest
                                  Coverage
  (Tax /Ins.)
---------------- ------------- ---------------- ------------- --------------- ---------------- --------------
---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------
---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------
---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------
---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------
---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------
---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------
---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------
---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------



                                   APPENDIX I

                               Servicing Agreement

    [Included as Exhibit 10.3(A) to the Current Report on Form 8-K pursuant to which this Assignment, Assumption and Recognition Agreement is filed.]